Trading Assets	12 Months Ended
Dec. 31, 2018
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Trading Assets

11. TRADING ASSETS

	2018 £m	2017 £m
Securities purchased under resale agreements	—	8,870
Debt securities	—	5,156
Equity securities	—	9,662
Cash collateral associated with trading balances	—	6,156
Short-term loans	—	711

	—	30,555

In 2018, as part of our ring-fencing plans, the trading business in the Santander UK group was run down as the prohibited elements moved to the Banco Santander London Branch. For more on our ring-fence implementation, see Note 43. In 2017, a significant portion of the debt and equity securities were held in our eligible liquidity pool. They consisted mainly of government bonds and quoted stocks. Detailed disclosures can be found in the ‘Liquidity risk’ section of the Risk review.